Exhibit 99.1

FOR IMMEDIATE RELEASE
November 14, 2023

Novanta announces agreement to acquire Motion Solutions

BEDFORD, Massachusetts, November 14, 2023 -- Novanta Inc. (Nasdaq: NOVT) (“Novanta” or the "Company"), a trusted technology partner to medical and advanced technology equipment manufacturers, announced today that it has entered into a definitive agreement to acquire Motion Solutions, a leading provider of highly engineered integrated solutions, for cash consideration of $189 million, subject to customary purchase price adjustments and closing conditions, including applicable regulatory approvals.

Motion Solutions is a trusted engineering partner to market-leading original equipment manufacturers (“OEMs”) in medical, life sciences, and advanced industrial applications. Motion Solutions designs and manufactures high-precision, customized subsystems and components, specializing in proprietary precision motion and advanced motion control solutions. The business has over 110 employees and is headquartered in Irvine, California.

"Motion Solutions is an exciting business with intelligent subsystem competencies within attractive medical and precision medicine markets,” said Matthijs Glastra, Chair and Chief Executive Officer of Novanta. “The business adds complementary motion subsystem solutions to Novanta’s product portfolio, giving us greater exposure to leading OEM customers in markets such as spatial biology, genomics, proteomics, medical robotics, and lab automation. In addition, the transaction gives us opportunity to design unique solutions for our mutual OEM customer base combining Novanta’s and Motion Solutions’ capabilities.”

Motion Solution is expected to generate approximately $85 million in revenue in 2023. The transaction will be financed using available cash and borrowings under the Company’s revolving credit facility.

Conference Call Information

The Company will host a conference call on Tuesday, November 14, 2023 at 5:00 p.m. ET to discuss the transaction. Matthijs Glastra, Chair and Chief Executive Officer, and Robert Buckley, Chief Financial Officer, will host the conference call. To access the call, please dial (888) 346-3959 prior to the scheduled conference call time. Alternatively, the conference call can be accessed online via a live webcast on the Events & Presentations page of the Investors section of the Company’s website at www.novanta.com.

A replay of the audio webcast will be available approximately three hours after the conclusion of the call in the Investor Relations section of the Company’s website at www.novanta.com. The replay will remain available until Monday, February 13, 2024.

Safe Harbor and Forward-Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the ability of the parties to consummate the proposed transaction; the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner; our ability to successfully integrate Motion Solutions, and our ability to implement our plans, forecasts and other expectations with respect to Motion Solutions’ business after the completion of the acquisition and realize expected synergies; the effect of the announcement of the proposed transaction on the ability of Motion Solutions to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of Motion Solutions management's attention from ongoing business operations due to the proposed transaction; significant costs associated with the proposed transaction; sources of funding for the Motion Solutions acquisition; benefits of the Motion Solutions acquisition; our expectation that Motion Solutions expands Novanta’s position in medical and life science markets, such as spatial biology, genomics, proteomics, medical robotics, and lab automation; our expectation that the Motion Solutions acquisition will create stronger partnerships with our original equipment manufacturer customers to help us accelerate our strategic goals with an ability to cross sell to our mutual customers; Motion Solutions’ expected 2023 revenues; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: economic and political conditions and the effects of these conditions on our customers’ businesses, capital expenditures and level of business activities; risks associated with epidemics or pandemics, and other events outside our control; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate, introduce new products timely, and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors may cause fluctuations in our operating results; cyberattacks, disruptions or other breaches in security of our and our third-party providers’ information technology systems; our failure to comply with data privacy regulations; changes in interest rates, credit ratings or foreign currency exchange rates; risks associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; risks associated with increased outsourcing of components manufacturing; our exposure to increased tariffs, trade restrictions or taxes on our products; the continuing impact of “Brexit”; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our failure to successfully integrate recent and future acquisitions into our business; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; our failure to accurately forecast component and raw material requirements leading to excess inventories or delays in the delivery of our products; production difficulties and product delivery delays or disruptions; our exposure to medical device regulations, which may impede or hinder the approval or sale of our products and, in some cases, may ultimately result in an inability to obtain approval of certain products or may result in the recall or seizure of previously approved products; potential penalties for violating foreign and U.S. federal, and state healthcare laws and regulations; impact of healthcare industry cost containment and healthcare reform measures; changes in governmental regulations affecting our business or products; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Environmental, Social and Governance policies and practices; our reliance on original equipment manufacturer customers; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; changes in tax laws, and fluctuations in our effective tax rates; our exposure to the credit risk of some of our customers and in weakened markets; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; our existing indebtedness limiting our ability to engage in certain activities; volatility in the market price for our common shares; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by our Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2023 and other subsequent filings with the Securities and Exchange Commission. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any information included in this release or any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

About Novanta

Novanta is a leading global supplier of core technology solutions that give medical and advanced industrial original equipment manufacturers a competitive advantage. We combine deep proprietary technology expertise and competencies in precision medicine and manufacturing, medical solutions, and robotics and automation with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers' demanding applications. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta’s common shares are quoted on Nasdaq under the ticker symbol “NOVT.”

More information about Novanta is available on the Company’s website at www.novanta.com. For additional information, please contact Novanta Investor Relations at (781) 266-5137 or InvestorRelations@novanta.com.

Novanta Inc.

Investor Relations Contact:

Ray Nash

(781) 266-5137